Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)
Quarterly Downtime Listed on Page 6

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (8)
Ocean Star	5,500’	GOM	Current Contract	Newfield	one well extension	low 500’s	late Feb. 2009	late April 2009
Ocean America	5,500’	GOM	Special Survey & Maintenance	DODI		0	late Jan. 2009	mid May 2009
		GOM	Future Contract	Mariner	6-month term	low 550’s	mid May 2009	late Jan. 2010
Ocean Valiant	5,500’	GOM	Current Contract	Anadarko	one-year term extension	upper 420’s	mid Dec. 2008	late June 2009
		GOM/Angola	Prep, mobe & acceptance test for Total	DODI			late June 2009	late Sept. 2009
		Angola	Future Contract	Total	two-year term + priced options	low 620’s	late Sept. 2009	late Sept. 2011
Ocean Victory	6,000’	GOM	Current Contract	Deep Gulf	one well	mid 360’s	mid April 2009	early May 2009
		GOM	Future Contract	ATP	one-year term, minimum	low 540’s	early May 2009	early May 2010
Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension + unpriced option	mid 360’s	late Nov. 2007	mid April 2010
Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 510’s	late Feb. 2008	late March 2012
Ocean Monarch	10,000’	GOM	Current	Plains	one well assignment	low 440’s	mid March 2009	late May 2009
		GOM	Future Contract	Anadarko	four-year term + unpriced option	low 440’s	late May 2009	mid March 2013
Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009

						Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic 2nd and 3rd Generation Semisubmersibles (2)
Ocean Ambassador	1,100’	GOM	Current Contract	Taylor	seven-month term	mid 280’s	late Dec. 2008	early June 2009
		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	early June 2009	mid Sept. 2009
		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Saratoga	2,200’	GOM	Current Contract	Walter	five wells	mid 280’s	early Dec. 2008	late May 2009
		GOM	Future Contract	Taylor	410-day term + unpriced option	mid 280’s	late May 2009	mid July 2010
Domestic Jack-ups (6)
Ocean Crusader	200’ MC	GOM	Actively Marketing	DODI		0
Ocean Drake	200’ MC	GOM	Actively Marketing	DODI		0
Ocean Champion	250’ MS	GOM	Actively Marketing	DODI		0
Ocean Spartan	300’ IC	GOM	Actively Marketing	DODI		0
Ocean Summit	300’ IC	GOM	Prep, mobe and acceptance test for Pemex	DODI		0	late Feb. 2009	late July 2009
		Mexico	Future Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010
Ocean Titan	350’ IC	GOM	Current Contract	Apache	resume four-month extension	low 130’s	mid April 2009	early July 2009
Ocean Tower	350’ IC	GOM	SOLD Pending close	DODI

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (20)
MEXICO
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010
Ocean Voyager	3,200’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010
NORTH SEA/MEDITERRANEAN
Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Oct. 2008	late Sept. 2010
Ocean Guardian	1,500’	North Sea	Actively Marketing	DODI		0
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Dec. 2008	mid April 2010
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	mid 400’s	late April 2008	mid April 2010
Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug. 2009
		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid Aug. 2009	late Jan. 2010
		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013
AUSTRALASIA
Ocean Bounty	1,500’	Australia	Current Contract	Woodside	60 days	mid 380’s	early April 2009	early June 2009
		Australia	Re-engine and upgrade	DODI		0	early June 2009	early June 2010
		Australia	Future Contract	Woodside	two-year term	mid 420’s	early June 2010	early June 2012
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011
Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term + unpriced options	low 350’s	late Feb. 2009	late Aug. 2010
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Oct. 2008	late Nov. 2010
Ocean Rover	8,000’	Malaysia	Future Contract	Murphy	two-year term extension	low 450’s	late Feb. 2009	late Feb. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
BRAZIL
Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 220’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	low 230’s	early Jan. 2008	early Jan. 2013
Ocean Yorktown	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	four-year term plus potential 17% bonus	mid 110’s	early Oct. 2005	early Oct. 2009
		Brazil	Contract interrupted for 5-year survey	DODI		0	early July 2009	mid Aug. 2009
		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Acceptance test for ENI Brasil/OGX	ENI/OGX		0		early May 2009
		Brazil	Future Contract	ENI Brasil	150 day assignment from Noble	mid 380’s	early May 2009	late Sept. 2009
		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	late Sept. 2009	late Sept. 2011
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	four-year term plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010
		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	resume four-year term plus 20% potential bonus	mid 150’s	early Jan. 2009	mid June 2010
		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	mid June 2010	mid June 2016
International Drillship (1)
Ocean Clipper	7,500’	Brazil	Current Contract	Petrobras	five-year term plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Jack-ups (8)
Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009
		Mexico	Maintenance	DODI		0	mid June 2009	early July 2009
Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	849 day term	mid 130’s	early April 2009	early May 2009
		Mexico	Intermediate Survey	DODI		0	early May 2009	mid May 2009
		Mexico	Current Contract	Pemex	resume 849 day term	mid 130’s	mid May 2009	late July 2011
Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009
		Croatia	Intermediate Survey	DODI		0	early Nov. 2009	mid Nov. 2009
Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	resume 15-month term + unpriced option	mid 140’s	early March 2009	late April 2010
Ocean Heritage	300’ IC	Gulf of Suez	Actively Marketing	DODI		0
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	low 140’s	mid Aug. 2008	late Aug. 2009
Ocean Shield	350’ IC	Australia	Current Contract	ENI	term	mid 260’s	early Jan. 2009	early Jan. 2010
Ocean Scepter	350’ IC	Argentina	Current Contract	Enap Sipetrol/YPF	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

NOTES:	Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009
EXPECTED 2009 DOWNTIME LONGER THAN 14 DAYS (Subject to Change)

# Days
Rig	Act. Q1	Q2	Q3	Q4	Total	Comments
Shipyard — 5-Year Surveys & Maintenance
America	62	42			104	5-year survey and maintenance
Champion			60		60	5-year survey and maintenance
Titan	28	14			42	5-year survey and maintenance
Yatzy			43		43	5-year survey and maintenance
Concord	64				64	complete 5-year survey and contract upgrades
Princess	12				12	complete 5-year survey and maintenance

Total 5-year Surveys	166	56	103	0	325

Contract Preparation
Ambassador		30	92	5	127	Contract prep, mobe, acceptance test for Brazil
Lexington			45	92	137	Contract prep, mobe, acceptance test for Brazil
Quest	39	37			76	Contract prep, mobe, acceptance test for Brazil
Worker	55				55	Complete contract prep, accept. test for Brazil
Whittington	23				23	Complete contract upgrade work for Brazil
Valiant		5	86		91	Contract prep, mobe, accept. test for West Africa
Monarch	73				73	Complete mobe, commissioning for GOM job
Summit	84	91	31		206	Contract prep, maint., mobe for Mexico

Total Contract Prep	274	163	254	97	788

Other Downtime
Bounty		36	92	92	220	Repower, upgrade water depth
Shield	24				24	Mobe to Australia
Confidence	20				20	Thruster change out
Columbia			15		15	Maintenance
Nugget		15			15	UWILD
Heritage	15				15	UWILD
King				15	15	UWILD
Sovereign	59				59	Complete UWILD, maintenance

Total Other	118	51	107	107	383

Est.Total 2009	558	270	464	204	1,496
2010 Estimated Downtime = 622 days
5-year Surveys: Spartan (35); New Era (50); Guardian (50); Vanguard (50); Winner (91); Spur (35).
Intermediate Surveys: Clipper (21), Columbia (10): Other: Confidence (18); Lexington (24); Bounty (206); Alliance (32).
IMPORTANT FOOTNOTES, PLEASE READ:
Survey Costs: When rigs are undergoing surveys, normal opex applies, plus additional costs. Addl. costs for 2009 for five new 5-year surveys are expected to be approximately: $5-6 million each for Titan, Yatzy, Concord, Champion and $24 million for America.
Mobe Costs: In addition, we expect to incur approximately $32 million of amortized mobe costs during 2009 ($8 million per qtr). NOTE: Amortized mobe costs are offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009
Average Per-Day Rig Operating Costs (in $000’s):*

Jack-Ups
GOM	mid 40’s
Mexico	mid 40’s
Mideast	mid 50’s
Indonesia	low 50’s
New-build Australia	mid-80’s
New-build Argentina	upper 70’s
Bareboat Charter	low 10’s

Semisubmersibles**
GOM 2nd gen.	mid 50’s
GOM 4th gen.	low 80’s
GOM 4th gen. Victory-class upgrades	upper 60’s
GOM 5th gen. Victory-class upgrades	low 90’s
Mexico mid-water	mid 60’s
Brazil mid-water	upper 70’s
Vietnam mid-water	upper 60’s
Malaysia 5th gen. Victory-class upgrade	upper 90’s
Australia/New Zealand mid-water	low 90’s
UK mid-water	mid 70’s
Norway mid-water	mid 130’s
Egypt mid-water	upper 70’s
West Africa 4th gen.	upper 120’s

Semisubmersible DP
GOM 5th gen. upgrade DP	upper 110’s
Brazil mid-water DP	low 90’s

Drillship
Brazil deepwater DP	mid 110’s

Other Per-Day Expense
Spare equipment repair, other	low 30’s

*	Daily operating costs tend to run slightly lower early in the year and slightly higher toward end of year

**	All floaters conventionally moored unless otherwise noted.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 15, 2009
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.